Exhibit 31.4

CERTIFICATION PURSUANT TO

RULES 13a-14(a) and 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Brodersen, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Impinj, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2019

/s/ Eric Brodersen
Eric Brodersen
President and Chief Operating Officer (Principal Financial Officer)